Securities and Exchange Commission
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                               SEPTEMBER 18, 2002
                                 AMENDMENT NO. 1

                          BLACK WARRIOR WIRELINE CORP.
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             (Exact name of registrant as specified in its charter)


DELAWARE                                 0-18754                      11-2904094
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(State or other jurisdiction     (Commission File Number)          (IRS Employer
of incorporation)                                            Identification No.)


                 100 ROSECREST LANE, COLUMBUS, MISSISSIPPI 39701
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (662) 329-1047


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          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of businesses acquired.  None required.

         (b)      Pro forma financial information.  None required.

         (c)      Exhibits:

                      EXHIBIT NUMBER              DESCRIPTION OF DOCUMENT
                  -----------------------     ----------------------------------
                            16                Letter from PricewaterhouseCoopers
                                              LLP addressed to the Securities
                                              and Exchange Commission received
                                              by the Registrant on September 30,
                                              2002.



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



                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            BLACK WARRIOR WIRELINE CORP.





Dated:  September 30, 2002          By:     /s/ William L. Jenkins
                                            ----------------------
                                            William L. Jenkins, President


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